UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 12, 2017 (May 10, 2017)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400 Dallas, TX 75204
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (214) 303-3400

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Dean Foods Company (the “Company”) 2017 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 10, 2017 in Dallas, Texas. At the Annual Meeting, the Company’s stockholders:

•                  Elected all eight of the directors nominated by the Company’s Board of Directors, each director to serve a one-year term expiring at the 2018 annual meeting of stockholders;

•                  Ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for 2017;

•                  Approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2017 Proxy Statement; and

•                  Approved, on an advisory basis, holding future advisory votes on executive compensation EVERY YEAR.

Set forth below are the final voting results for each proposal:

1.     Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Janet Hill	74,345,263	1,436,215	44,499	8,537,133
J. Wayne Mailloux	75,387,376	363,760	74,839	8,537,135
Helen E. McCluskey	75,282,326	498,502	45,148	8,537,134
John R. Muse	75,205,458	552,428	68,091	8,537,133
B. Craig Owens	75,072,656	684,982	68,341	8,537,131
Ralph P. Scozzafava	75,455,682	301,319	68,976	8,537,133
Jim L. Turner	74,234,101	1,524,639	67,237	8,537,133
Robert T. Wiseman	75,222,059	533,754	70,166	8,537,131

2.     Ratification of Independent Auditor.  The votes cast with respect to the ratification of Deloitte & Touche LLP as the Company’s independent auditor for 2017 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,089,033	1,215,124	58,953	N/A

3.     Advisory Vote on Executive Compensation.  Votes cast with respect to the advisory proposal on the Company’s executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,480,594	4,231,456	113,921	8,537,139

4.     Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  Votes cast with respect to the frequency of future advisory votes on the Company’s executive compensation are set forth below.  Consistent with the recommendation of the Board and the vote of the stockholders, the Company will continue to hold future advisory votes on executive compensation on an annual basis.

Votes For EVERY YEAR	Votes For EVERY TWO YEARS	Votes For EVERY THREE YEARS	Abstentions	Broker Non-Votes
65,296,996	695,058	9,742,052	91,862	8,537,142

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	DEAN FOODS COMPANY

	By:	/s/ Russell F. Coleman
Russell F. Coleman
Executive Vice President, General Counsel
Corporate Secretary and Government Affairs